UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2006

Commission File Number 1-11527

HOSPITALITY PROPERTIES TRUST

Maryland	04-3262075

(State of Organization)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

617-964-8389

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 25, 2006, Hospitality Properties Trust (the “Company”) announced that it has agreed to acquire seven hotels from Felcor Lodging Trust Incorporated and two hotels from InterContinental Hotels Group, plc (“IHG”) for an aggregate of $196.2 million. The nine hotels to be purchased include five upscale Crowne Plaza Hotels, one full service Holiday Inn Select Hotel, two upscale, extended stay Staybridge Suites Hotels and one Holiday Inn SunSpree Resort Hotel. These hotels have a total of 2,712 rooms/suites and over 68,000 square feet of meeting space. Eight of the hotels are located in three states in the United States (2 hotels in California, 2 hotels in Georgia and 4 hotels in Texas), and the Holiday Inn SunSpree Resort Hotel is located in Jamaica. The transactions announced were effective Friday, January 20, 2006, except the closing for the Jamaican hotel which will be delayed pending certain third party approvals, such as Jamaican tax and regulatory approval. The Company funded the acquisition of the eight U.S. hotels by drawing under its unsecured revolving bank credit facility.

Simultaneously with this purchase, the Company entered into a long term management contract for the eight U.S. hotels with a subsidiary of IHG. Because of tax law issues affecting the Holiday Inn SunSpree Resort in Jamaica, it will be leased to a separate subsidiary of IHG. The management contract for the eight U.S. hotels and the lease, once entered into, will be supported by a limited, partial guaranty from IHG and have combined renewal options. Further, once the lease relating to the Jamaican hotel is entered into, the obligations to pay owner's priority return under the management contract relating to the eight U.S. hotels will be supported by a limited, partial guaranty from the IHG subsidiary tenant. The management contract has and the lease, once entered into, will have terms similar to other contracts entered by the Company including: initial terms of 25 years, plus two consecutive 15 year renewal options; escrowed reserves for anticipated capital expenditures; subordination of IHG management fees to the payment of defined owner’s priority returns to the Company; and a limited guaranty from IHG for the rent and certain priority returns to the Company.

In addition to the purchase price, the Company will invest $25.1 million in these hotels during the three years following the closing to fund capital improvements. The Company’s annual owner’s priority payments, which are guaranteed by IHG, will be initially $15.8 million/year in 2006, increase to $17.8 million/year in 2007, $18.7 million/year in 2008 and approximately $19.0 million/year after the full $25.1 million of planned hotel improvements are funded. The Company may also receive additional non-guaranteed priority payments, a percentage of gross revenue increases at these hotels starting in 2008 and the cash flow remaining after payment of management fees to IHG at the managed hotels.

The acquisition of the Jamaican hotel represents the first time the Company has agreed to purchase a hotel located in Jamaica. Jamaica and most other countries generally do not provide the full tax benefits available to real estate investment trusts, or REITs, in the USA. Nonetheless, the Company expects it may reduce its taxes due in Jamaica through 2015 as a result of certain tax concessions granted by the Government of Jamaica to promote investment in its tourism industry. Also, to reduce the risks to the Company which may arise from changes in currency exchange rates, the purchase price and the rent for the Jamaica hotel were set and will be paid in U.S. dollars.

WARNING REGARDING FORWARD

LOOKING STATEMENTS

THIS REPORT ON FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY'S CURRENT BELIEFS AND EXPECTATIONS, BUT, FOR VARIOUS REASONS, THEY MAY NOT OCCUR. FOR EXAMPLE:

•

THIS REPORT ON FORM 8-K STATES THAT THE LEASE FOR THE HOLIDAY INN SUNSPREE RESORT AND THE MANAGEMENT CONTRACT FOR THE EIGHT U.S. HOTELS ARE SUPPORTED BY A LIMITED, PARTIAL GUARANTY FROM IHG AND HAVE COMBINED RENEWAL OPTIONS AND THAT THE OBLIGATIONS TO PAY OWNER'S PRIORITY RETURN UNDER THE MANAGEMENT CONTRACT RELATING TO THE EIGHT U.S. HOTELS WILL BE SUPPORTED BY A LIMITED, PARTIAL GUARANTY FROM THE IHG SUBSIDIARY TENANT UNDER THE LEASE FOR THE JAMAICAN HOTEL ONCE ENTERED INTO. WHENEVER SEPARATE CONTRACTS ARE ENTERED FOR SEPARATE PROPERTIES, ESPECIALLY PROPERTIES LOCATED IN DIFFERENT LEGAL JURISDICTIONS, THE MAKING OF SUPPORT PAYMENTS BETWEEN PROPERTY OPERATIONS MAY NOT BE LEGALLY ENFORCEABLE. FOR THIS REASON, THE COMPANY CANNOT ASSURE INVESTORS THAT ITS COMBINATION REQUIREMENTS WILL BE RESPECTED IN ALL CIRCUMSTANCES.

•

THIS REPORT ON FORM 8-K STATES THAT PAYMENT TO THE COMPANY OF RENT AND A PORTION OF ITS OWNER’S PRIORITY RETURNS WILL BE GUARANTEED BY IHG. HOWEVER, THE IHG GUARANTY ALSO APPLIES TO OTHER MANAGEMENT CONTRACTS WITH THE COMPANY AFFECTING AN ADDITIONAL 120 HOTELS, AND THIS GUARANTY IS LIMITED TO A MAXIMUM LIABILITY BY IHG OF $125 MILLION. ALTHOUGH THIS GUARANTY INCLUDES A COVENANT BY IHG TO MAINTAIN A CERTAIN NET WORTH, THERE CAN BE NO ASSURANCE THAT IHG WILL BE ABLE TO MAINTAIN ITS NET WORTH OR BE ABLE TO MAKE GUARANTY PAYMENTS. ALSO, THE COMPANY HAS AGREED THAT THE IHG GUARANTY MAY BE RELEASED IF CASH FLOWS FROM THE AFFECTED HOTELS EXCEED CERTAIN AMOUNTS AND THIS RELEASE WILL BE EFFECTIVE EVEN IF CASH FLOWS SUBSEQUENTLY DECLINE.

•	THIS REPORT ON FORM 8-K STATES THAT $25.1 MILLION WILL BE INVESTED BY THE COMPANY FOR CERTAIN CAPITAL IMPROVEMENTS TO THE PURCHASED HOTELS AND THAT THE LEASE AND MANAGEMENT

CONTRACT BETWEEN THE COMPANY AND IHG WILL REQUIRE ESCROWED RESERVES FOR ANTICIPATED CAPITAL EXPENDITURES THEREAFTER. IT IS DIFFICULT TO ACCURATELY ANTICIPATE HOTEL CAPITAL REQUIREMENTS. THIS IS ESPECIALLY SO AT FULL SERVICE AND UPSCALE HOTELS OF THE TYPES WHICH THE COMPANY HAS AGREED TO PURCHASE. IF ESCROWED AMOUNTS ARE INSUFFICIENT TO MAINTAIN THESE HOTELS, THE COMPANY MAY HAVE TO INVEST ADDITIONAL AMOUNTS IN ORDER TO ACHIEVE AND MAINTAIN THE FUTURE FINANCIAL PERFORMANCE REALIZED AT THESE HOTELS. THE COMPANY MAY NOT HAVE THE NECESSARY FUNDS TO INVEST AND ITS ABILITY TO MAINTAIN THE SUCCESSFUL FINANCIAL PERFORMANCE OF THESE HOTELS IS NOT ASSURED.

•

THE AMOUNT OF THE ACCRETION TO THE COMPANY’S CASH FLOW WHICH THE COMPANY MAY REALIZE FROM THIS INVESTMENT WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE FUTURE FINANCIAL OPERATING RESULTS REALIZED AT THESE HOTELS BY IHG’S MANAGEMENT, THE COMPANY’S CAPITAL COSTS INCURRED TO FUND THIS TRANSACTION, TAXES PAYABLE IN JAMAICA AND OTHERS. SOME OF THESE FACTORS DEPEND UPON CIRCUMSTANCES BEYOND THE COMPANY’S CONTROL OR OVER WHICH THE COMPANY HAS ONLY LIMITED CONTROL OR INFLUENCE. IF THE IMPACTS OF THESE FACTORS ARE OR BECOME DIFFERENT FROM THOSE THE COMPANY NOW ANTICIPATES, SUCH AS CHANGES IN THE FINANCIAL PERFORMANCE OF THE HOTELS, INCREASED CAPITAL COSTS, HIGHER TAX RATES OR IF IHG’S GUARANTY BECOMES EXHAUSTED OR UNCOLLECTABLE, THEN THIS TRANSACTION MAY NOT BE ACCRETIVE BUT MAY REDUCE THE CASH FLOW AVAILABLE TO THE COMPANY TO FUND DISTRIBUTIONS TO SHAREHOLDERS.

•

THIS REPORT ON FORM 8-K STATES THAT THE COMPANY’S PURCHASE OF THE HOLIDAY INN SUNSPREE RESORT IN JAMAICA HAS BEEN DELAYED PENDING THIRD PARTY APPROVALS. IN FACT, CIRCUMSTANCES MAY DELAY THIS PURCHASE FOR AN EXTENDED PERIOD OR PREVENT IT OCCURRING. SHOULD THE PURCHASE OF THIS HOTEL NOT CLOSE, THE COMPANY’S ANNUAL PRIORITY PAYMENTS STATED IN THIS REPORT ON FORM 8-K WOULD BE DECREASED BY $2.6 MILLION/YEAR IN 2006, $3.1 MILLION/YEAR IN 2007 AND $3.4 MILLION/YEAR THEREAFTER.

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THIS REPORT ON FORM 8-K STATES THE PURCHASE PRICE AND THE RENT FOR THE HOLIDAY INN SUNSPREE RESORT IN JAMAICA HAVE BEEN SET AND WILL BE PAID IN U.S. DOLLARS IN ORDER TO REDUCE THE RISKS TO THE COMPANY FROM CHANGES IN CURRENCY EXCHANGE RATES. HOWEVER, THE COMPANY’S INVESTMENT IN JAMAICA AND THE RESULTS OF OPERATIONS AT THIS HOTEL WILL BE AFFECTED BY CHANGES IN CURRENCY EXCHANGE RATES. THE AMOUNTS EARNED AT THIS HOTEL AND AVAILABLE CASH FLOW TO PAY RENT IN U.S. DOLLARS WILL BE

DETERMINED BASED UPON CURRENCY EXCHANGE RATES IN EFFECT FROM TIME TO TIME.
•

THIS REPORT ON FORM 8-K STATES THAT THE COMPANY EXPECTS ITS TAXES DUE IN JAMAICA MAY BE REDUCED BY REASON OF CERTAIN TAX CONCESSIONS GRANTED BY THE JAMAICAN GOVERNMENT. THAT GOVERNMENT HAS NOT YET CONFIRMED THAT THE TAX CONCESSIONS WILL BE GRANTED. THE TAX CONCESSIONS MAY NOT BE GRANTED, GOVERNMENT POLICIES SOMETIMES CHANGE AND THE COMPANY CAN PROVIDE NO ASSURANCE THAT ANY TAX REDUCTIONS FOR INCOME IT EARNS IN JAMAICA WILL BE AVAILABLE.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULT OF ANY REVISION TO THESE FORWARD LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

By: /s/ Mark L. Kleifges
Mark L. Kleifges
Treasurer and Chief Financial Officer

Dated: January 26, 2006